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                                                                   EXHIBIT 10.21
                              STOCKHOLDER AGREEMENT

                  AGREEMENT, dated as of July 2, 1998, between CCW Acquisition Corp., a Delaware corporation ("Acquisition"), and Century Communications Corp., a Delaware corporation (the "Stockholder").

                  WHEREAS, concurrently herewith, Acquisition and Centennial Cellular Corp., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger (the "Merger Agreement"; capitalized terms used without definition herein having the meanings ascribed thereto in the Merger Agreement);

                  WHEREAS, the Stockholder is the record and beneficial owner of the number of Shares set forth opposite the Stockholder's name in Schedule I hereto;

                  WHEREAS, approval of the Merger Agreement by the Company's stockholders is a condition to the consummation of the Merger;

                  WHEREAS, the Board of Directors of the Company has, prior to the execution of this Agreement, duly and validly approved and adopted the Merger Agreement and approved this Agreement, and such approvals and adoption have not been withdrawn; and

                  WHEREAS, Acquisition is unwilling to enter into the Merger Agreement unless the Stockholder enters into this Agreement concurrently with the execution of the Merger Agreement, and the Stockholder desires and is willing to induce Acquisition to enter into the Merger Agreement by its entry into this Agreement;

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         Section 1. Agreement to Vote; Irrevocable Proxy.

                  (a) The Stockholder hereby agrees that, during the period commencing on the date hereof and continuing until the termination of this Agreement, at any stockholders' meeting of the Company at which any of the following matters is submitted to a vote of the stockholders, it shall vote (or cause to be voted) its shares of Common Stock (or shall execute and deliver a written consent pursuant to Section 228 of the Delaware Law):

                  (i) in favor of the Merger Agreement, the transactions described therein and the agreements and transactions contemplated thereby; and





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                  (ii) except as otherwise agreed to in writing in advance by
         Acquisition against the following actions (except as contemplated by the Merger Agreement):

                           (A) any extraordinary corporate transaction, such as
                  a merger, consolidation or other business combination involving the Company or any of its subsidiaries;

                           (B) any sale, lease or transfer of a material amount
                  of assets of the Company or any of its subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or any of its subsidiaries; and

                           (C) (1) any change in the majority of the persons who
                  constitute the Board of Directors of the Company; (2) any change in the present capitalization of the Company or any amendment of the Company's Certificate of Incorporation or Bylaws; (3) any other material change in the Company's corporate structure or business; or (4) any other action which, in the case of each of the matters referred to in clauses (1), (2) or (3), is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect the transactions contemplated by this Agreement and the Merger Agreement.

                  (b) In furtherance of the foregoing, the Stockholder hereby constitutes and appoints Thomas E. McInerney and Anthony J. de Nicola, and each of them, with full power of substitution, its true and lawful proxies and attorneys-in-fact to vote the Shares held by the Stockholder as provided in paragraph (a) above for so long as this Agreement is in effect. The Stockholder hereby affirms that this proxy is given in connection with the Merger Agreement, as an inducement to Acquisition to enter into the Merger Agreement and to consummate the transactions contemplated thereby and, as such, is coupled with an interest and is irrevocable for so long as this Agreement shall remain in effect.

                  (c) The Stockholder agrees that it will not, and will not permit any of its Affiliates to, contract to sell, sell or otherwise pledge, encumber, transfer or dispose of any of the Shares owned beneficially or of record by it or any interest therein or securities convertible thereinto or any voting rights with respect thereto, other than (i) pursuant to the Merger or
(ii) with Acquisition's prior written consent.

                  (d) The Stockholder hereby revokes any and all previous proxies with respect to the Stockholder's Shares or any other voting securities of the Company.

                  Section 3. Cooperation; No Solicitation. The Stockholder hereby agrees to cooperate reasonably with Acquisition and the Company in connection with the Merger Agreement and consummation of the transactions contemplated thereby. Acquisition agrees to cooperate reasonably with the Stockholder in connection with any filings required to be made by the Stockholder pursuant to the HSR Act in connection with the Merger Agreement and


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consummation of the transactions contemplated thereby. The Stockholder agrees that it will not, and will not cause or permit their respective officers, employees, representatives and agents, directly or indirectly, to solicit, initiate or encourage any inquiries or the making of any proposal with respect to any Acquisition Transaction or provide information to or negotiate, explore, otherwise engage in discussions with or in any other way cooperate with any Person (other than Acquisition or its directors, officers, employees, agents and representatives) with respect to any Acquisition Transaction or enter into any agreement, arrangement or understanding requiring or causing the Company to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by the Merger Agreement.

         Section 4. Termination of Services Agreement. The Stockholder hereby agrees that, effective as of the Effective Time, each of the Services Agreement, effective as of August 30, 1996, between the Company and the Stockholder, and the Extension and Renewal Agreement dated as of March 21, 1997 between the Company and the Stockholder shall be terminated.

         Section 5. Other Covenants and Agreements.

                  (a) Stock Transfer Agreement. The Stockholder hereby agrees to the termination of the Stock Transfer Agreement effective as of the Effective Time.

                  (b) Further Assurances. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of its obligations under this Agreement. Without limiting the generality of the foregoing, none of the parties hereto shall enter into any agreement or arrangement (or alter, amend or terminate any existing agreement or arrangement) if such action would materially impair the ability of such party to effectuate, carry out or comply with all of the terms of this Agreement.

                  (c) Release of Certain Restrictions. Effective as of the Effective Time, the Stockholder hereby releases the Company and its Affiliates (other than the Stockholder and its other Affiliates) from, and waives in all respects, any obligation that may exist to the Stockholder or any of its Affiliates anywhere in the world, (ii) not to engage, or to refrain from engaging, in any activity anywhere in the world, or (iii) that otherwise restricts or limits the ability of the Company or any of its Affiliates to engage in any business anywhere in the world.

         Section 6. Representations and Warranties of Acquisition. Acquisition represents and warrants to the Stockholder as follows:

                  (a) This Agreement has been approved by the Board of Directors of Acquisition and its stockholders, representing all necessary corporate action on the part of Acquisition for the execution and performance hereof and of the Merger Agreement.


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                  (b) This Agreement has been duly executed and delivered by a duly authorized officer of Acquisition.

                  (c) This Agreement constitutes a valid and binding agreement of Acquisition, enforceable against Acquisition in accordance with its terms.

                  (d) The execution and delivery of this Agreement by Acquisition does not violate or breach, and will not give rise to any violation or breach of, the charter or bylaws of Acquisition, or, except as will not materially impair its ability to effectuate, carry out or comply with all of the terms of this Agreement, any law, contract, instrument, arrangement or agreement by which Acquisition is bound.

         Section 7. Representations and Warranties of the Stockholders. The Stockholder represents and warrants to Acquisition as follows:

                  (a) Schedule I sets forth, opposite the Stockholder's name, the number and type of Shares of which the Stockholder is the record and beneficial owner. The Stockholder is the lawful owner of such Shares, free and clear of all liens, charges, encumbrances, voting agreements and commitments of every kind, other than this Agreement, the Stock Transfer Agreement and as disclosed on Schedule I. Except as set forth in Schedule I and except pursuant to the Stock Transfer Agreement, the Stockholder does not own or hold any rights to acquire any additional Shares or other securities of the Company or any interest therein or any voting rights with respect to any additional Shares or any other securities of the Company or any interest therein or any voting rights with respect to any additional Shares or any other securities of the Company.

                  (b) This Agreement has been approved by the Stockholder's Board of Directors and its stockholders, representing all necessary corporate action on the part of the Stockholder for the execution and performance hereof by the Stockholder.

                  (c) This Agreement has been duly executed and delivered by a duly authorized officer of the Stockholder.

                  (d) This Agreement constitutes the valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms.

                  (e) The execution and delivery of this Agreement by the Stockholder does not violate or breach, and will not give rise to any violation or breach, of the Stockholder's charter or bylaws, or, except as will not materially impair the ability of the Stockholder to effectuate, carry out or comply with all of the terms of this Agreement, any law, contract, instrument, arrangement or agreement by which the Stockholder is bound.


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                  (f) The execution and delivery of this Agreement by the
Stockholder does not create or give rise to any right in any other Person with respect to the Shares or any other securities of the Company (including, without limitation, voting rights and rights to purchase or sell any such Shares or other securities) pursuant to the Stock Transfer Agreement.

                  (g) The execution and delivery of the proxies by the Stockholder are adequate to approve and adopt the Merger Agreement and the Merger without the vote or consent of any other stockholder of the Company.

         Section 8. Effectiveness and Termination. This Agreement shall terminate and be of no further force or effect (i) immediately upon termination of the Merger Agreement pursuant to Section 9.1(a), 9.1(b), 9.1(c)(i) or 9.1(e) thereof, (ii) six months after the termination of the Merger Agreement pursuant to any other section thereof or (iii) at the Effective Time, whichever is earliest. Upon such termination, except for any rights a party may have in respect of any breach by the other party of its obligations hereunder, neither party hereto shall have any further obligation or liability hereunder.

         Section 9. Non-compete. The Stockholder agrees that on the Effective Date it will execute and deliver a non-compete agreement with the Surviving Corporation, pursuant to which the Stockholder will agree that, for a period of three years from the Effective Date, the Stockholder will not engage in, or acquire a controlling interest in, any business that competes with any of businesses of the Company's current operations in Puerto Rico; provided, however, that such non-compete shall not extend to or restrict in any manner the activities of the Stockholder's existing joint venture in Puerto Rico.

         Section 10. Miscellaneous.

                  (a) Notices, Etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed to have been duly given to any party when delivered personally (by courier service or otherwise), when delivered by telecopy and confirmed by return telecopy, or seven days after being mailed by first-class mail, postage prepaid in each case to the applicable addresses set forth below:

         If to Acquisition, to it at:

                  c/o Welsh, Carson, Anderson & Stowe VIII, L.P.
                  320 Park Avenue
                  Suite 2500
                  New York, New York  10022-6815
                  Facsimile:  212-893-9575


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         with a copy to:

                  Robert A. Schwed, Esq.
                  Reboul, MacMurray, Hewitt, Maynard & Kristol
                  45 Rockefeller Plaza
                  New York, New York  10111
                  Facsimile:  212-841-5725

         If to the Stockholder, to it at:

                  50 Locust Avenue
                  New Canaan, Connecticut  06840
                  Attention:  Office of the President
                  Facsimile:  203-966-9228

         with a copy to:

                  David Z. Rosensweig, Esq.
                  Leavy Rosensweig & Hyman
                  11 East 44th Street
                  New York, New York  10017
                  Facsimile:  212-983-2537

or to such other address as such party shall have designated by notice received by the other party.

                  (b) Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or, except as expressly set forth in Section 8, terminated, except by an instrument in writing signed by each party hereto.

                  (c) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns; provided that, except as contemplated by the Merger Agreement, neither the rights nor the obligations of any party may be assigned or delegated without the prior written consent of the other party.

                  (d) Entire Agreement. This Agreement (together with the Merger Agreement and the other agreements and documents expressly contemplated hereby and thereby) embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement and the Merger Agreement.


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                  (e) Severability. If any term of this Agreement or the
application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other party or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law, provided that, in such event, the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

                  (f) Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief or any requirement for a bond.

                  (g) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

                  (h) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by the other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

                  (i) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of and shall not be enforceable by any person or entity who or which is not a party hereto.

                  (j) Jurisdiction. Each party hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery in the State of Delaware or the United States District Court of Delaware or any court of the State of Delaware in any action, suit or proceeding arising in connection with this Agreement, and agrees that any such action, suit or proceeding shall be brought only in such court (and waives any objection based on forum non conveniens or any other objection to venue therein); provided, however, that such consent to jurisdiction is solely for the purpose referred to in this paragraph (j) and shall not be deemed to be a general submission to the jurisdiction of said Courts or in the State of Delaware other than for such purposes. Each party hereto hereby waives any right to a trial by jury in connection with any such action, suit or proceeding.


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                  (k) Governing Law. This Agreement and all disputes hereunder shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to principles of conflicts of law.

                  (l) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument.

                  (m) Expenses. Acquisition and the Stockholder shall bear its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, except that in the event of a dispute concerning the terms or enforcement of this Agreement, the prevailing party in any such dispute shall be entitled to reimbursement of reasonable legal fees and disbursements from the other party to such dispute.


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                  IN WITNESS WHEREOF, the parties have duly executed this
Agreement as of the date first above written.

                                               CCW ACQUISITION CORP.

                                               By: /s/ Thomas E. McInerney
                                                   -----------------------
                                               Title: President

                                               CENTURY COMMUNICATIONS CORP.

                                               By: /s/ David Z. Rosensweig
                                                   -----------------------
                                               Title: Secretary


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                                   SCHEDULE I
                                 Share Ownership

Century Communications Corp.           8,561,819 shares of Class B
                                       Common Stock, par value $0.01 per
                                       share
                                       3,978 shares of Second Series
                                       Convertible Preferred Stock, par
                                       value $0.01 per share


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